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                                                                    EXHIBIT 99.1

[ McKesson Letterhead ]

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
REGARDING FACTS AND CIRCUMSTANCES RELATING TO
EXCHANGE ACT FILINGS

I, John H. Hammergren, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of McKesson Corporation and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

-        March 31, 2002 Annual Report on Form 10-K of McKesson Corporation

- All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of McKesson Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

-        Any amendments to any of the foregoing.



/s/ John H. Hammergren
-------------------------
John H. Hammergren                                    Subscribed and sworn to
Chairman, President, and                              before me this 9th day of
Chief Executive Officer                               August 2002
(Principal Executive Officer)
August 9, 2002                                        /s/ Jennifer L. George
                                                      ----------------------
                                                      Notary Public

                                                       Suffolk County

                                                       My Commission Expires:
                                                       6/3/07